Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Supplement dated May 11, 2022
to the
Preferred-Plus ETF (IPPP)
Dividend Performers ETF (IPDP)
each, a series of Listed Funds Trust

Statement of Additional Information
dated March 2, 2022

The following replaces the “Share Ownership” disclosure of the section entitled “Investment Adviser - Portfolio Managers” found on page 16:
The Funds are required to show the dollar amount ranges of the portfolio managers’ beneficial ownership of shares of the Fund(s) they manage as of April 30, 2022, and stated as one of the following ranges: none, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000, or over $1,000,000.

	Preferred-Plus ETF	Dividend Performers ETF
JR Humphreys, CFA, CAIA	$10,001–$50,000	$1–$10,000
Dave Gilreath, CFP	$1–$10,000	$100,001–$500,000
Tom Kaiser, CFA	none	$10,001–$50,000
The following replaces the “Other Accounts” disclosure of the section entitled “Investment Adviser - Portfolio Managers” found on page 16:
In addition to the Funds, the Portfolio Managers managed the following other accounts as of April 30, 2022, none of which were subject to a performance-based fee:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
JR Humphreys, CFA, CAIA	1	$13.03 million	0	$0	228	$75,30 million
Dave Gilreath, CFP	2	$29.11 million	1	$2.25 million	998	$915.41 million
Tom Kaiser, CFA	1	$16.08 million	0	$0	0	$0
Please retain this supplement with your
Statement of Additional Information for future reference.